                               ALPHA MICROSYSTEMS
                         1993 EMPLOYEE STOCK OPTION PLAN

        1. PURPOSE

        The Plan is intended to provide incentive to key employees of the Corporation and its Subsidiaries, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries and to attract new employees with outstanding qualifications.

        2. DEFINITIONS

        Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

           (a) "Administrator" shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

           (b) "Board" shall mean the Board of Directors of the Corporation.

           (c) "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item l of Form 8-K required to be filed pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if:

               (i) the Corporation shall sell, transfer, or otherwise dispose of fifty percent (50%) or more of its assets and properties (calculated on the basis of book value); or

               (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing thirty percent (30%) or more of the combined voting power of the Corporation's then outstanding securities; or

               (iii) during the period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

           (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.


                                  EXHIBIT 10

           (e) "Committee" shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

           (f) "Common Stock" shall mean, unless otherwise specifically provided, the common stock of the Corporation and any class of common shares into which such common stock may hereafter be converted.

           (g) "Corporation" shall mean Alpha Microsystems, a California corporation.

           (h) "Disability" shall mean such physical or mental condition affecting an Optionee as determined by the Administrator in its sole discretion.

           (i) "Disinterested Person" shall mean a director of the Company (i) who either (A) was not during one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c) (2) (i); or (B) who is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c) (2) (i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission; and (ii) who either (A) is not a current employee of the Company, is not a former employee of the Company receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliate at any time, and is not currently receiving compensation for personal services in any capacity other than as a director, or (B) is otherwise considered an outside director for purposes of Section 162(m) of the I.R.C.

           (j) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary (i.e., an individual with respect to whom income taxes must be withheld from compensation). Directors who are employed by the Corporation or a Subsidiary are considered to be "Employees" for purposes of this Plan.

           (k) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

           (l) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

               (1) If the Shares are traded on an exchange or the National Market System ("NMS") of the NASDAQ System, (A) if listed on an exchange, the closing price as reported or as composite transactioned on the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sales price on the date of valuation or, if no sale occurred on such date, the mean between the highest bid and lowest asked prices as of the close of business on the date of valuation, as reported in the NASDAQ System;


                                  EXHIBIT 10

               (2) If the Shares are traded over-the-counter on the NASDAQ System, the mean between the bid and asked prices on the NASDAQ System at the close of business on the date of valuation; and

               (3) If neither (1) nor (2) applies, the Fair Market Value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

        If the date of valuation is not a business day, the price on the last business day preceding the date of valuation shall be utilized.

           (m) "Incentive Stock Option" shall mean an option described in
        Section 422(b) of the Code.

           (n) "Nonstatutory Stock Option" shall mean an option not described in
        Section 422(b), 423(b) or 424(b) of the Code.

           (o) "Option" shall mean any stock option granted pursuant to the Plan. All Options shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolution of the Administrator provide that an Option is to be granted as of another date, the date of grant shall be that other date.

           (p) "Option Agreement" shall mean a written stock option agreement evidencing a particular Option.

           (q) "Optionee" shall mean an Employee who has received an Option.

           (r) "Plan" shall mean this Alpha Microsystems 1993 Employee Stock Option Plan, as it may be amended from time to time.

           (s) "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

           (t) "Retirement" shall mean the voluntary cessation of employment by an Employee after qualifying for early or normal retirement under any pension plan or profit sharing or stock bonus plan of the Corporation or Subsidiary. If an Employee is not covered by any such plan, "Retirement" shall mean voluntary termination of employment after the Employee has attained age sixty-five (65) and after the employee has attained the tenth (10th) anniversary of his or her last preceding date of hire.

           (u) "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

           (v) "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.


                                  EXHIBIT 10

        3. EFFECTIVE DATE

        The Plan was adopted by the Board effective August 27, 1993, subject to the approval of the Corporation's stockholders pursuant to Section 15 hereof. The Plan shall terminate as provided in Section 9 below.

        4. ADMINISTRATION

        The Plan shall be administered, by a Committee of Disinterested Persons which shall be appointed by the Board. The Committee shall consist of not less than two (2) members of the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

        The Administrator shall from time to time at its discretion select the Employees who are to be granted Options, determine the number of Shares to be optioned to each Optionee and designate such Options as Incentive Stock Options or Nonstatutory Stock Options. The interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted thereunder shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

        5. PARTICIPATION

        (a) Eligibility. The Optionees shall be those Employees of the Corporation to whom Options may be granted from time to time by the Administrator. The Administrator pursuant to this Plan may grant Incentive Stock Options and Nonstatutory Stock Options to Employees.

        (b) Ten-Percent Shareholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant, and (ii) such Incentive Stock Option by its terms shall not be exercisable more than five
(5) years from the date of grant.

        (c) Stock Ownership. For purposes of Section 5(b) above, in determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.


                                  EXHIBIT 10

        (d) Outstanding Stock. For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Incentive Stock Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

        (e) In no case shall any person be granted in any one-year period Options to purchase in excess of 200,000 shares.

        6. STOCK

        The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed Five Hundred Fifty Thousand (550,000). The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. Whenever an Optionee's rights to exercise an Option as to any Shares shall cease for any reason before he or she has exercised such Option as to such Shares, the Option shall be deemed terminated to that extent and such Shares shall again be subject to Option under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

        7. TERMS AND CONDITIONS OF OPTIONS

        (a) Stock Option Agreements. Options shall be evidenced by written Option Agreements in such form as the Administrator shall from time to time determine. Such Option Agreements shall comply with and be subject to the terms and conditions set forth herein. Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option

        (b) Optionee's Undertaking. Each Optionee shall agree to remain in the employ of the Corporation or a Subsidiary and to render services for a period as shall be determined by the Administrator, from the date of the granting of the Option, but such agreement shall not impose upon the Corporation or its Subsidiaries any obligation to retain the Optionee for any period.

        (c) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

        (d) Exercise Price. Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than fifty percent (50%) nor greater than one hundred percent (100%) of the Fair Market Value on the date of grant. The Exercise Price shall be subject to adjustment as provided in Section 10 hereof.


                                  EXHIBIT 10

        (e) Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars or by certified check upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides, or the Administrator, in its sole discretion otherwise approves thereof, the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or (ii) in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price.

        In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of Optionee, or by the Corporation not issuing such number of Shares subject to the Option having a Fair Market Value at the time of exercise equal to the amount to be withheld, or (iii) any combination of (i) and
(ii) above.

        (f) Term and Non-transferability of Options. Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable more than ten (10) years (or less, in the discretion of the Administrator) from the date it was granted and no Incentive Stock Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years (or less, in the discretion of the Administrator) from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right hereunder, shall be null and void and, at the Corporation's option shall cause all of the Optionee's rights under the Option to terminate.

        (g) Cessation of Employment; etc. After an Optionee ceases to be an Employee, his/her rights to exercise any unexercised Option then held by the Optionee shall be determined as provided in this Section 7(g). No Option, however, may be exercised after the Optionee ceases to be an Employee except to the extent that the Option was exercisable at the time of such cessation. No Option may be exercised after its term expires or is otherwise cancelled.

           (i) Retirement. If an Optionee ceases to be an Employee because of Retirement (and not on account of misconduct as determined below), such Optionee may, subject to the restrictions referred to in Section 7(f) above, exercise the Option at any time within ninety (90) days after cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.


                                  EXHIBIT 10

           (ii) Death. If an Optionee dies while he or she is an Employee or having ceasing to be an Employee but during the period during which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(f) above, at any time within twelve (12) months after the Optionee's death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not been previously exercised.

           (iii) Disability. If an Optionee ceases active service as an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within twelve (12) months after such cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

           (iv) Misconduct. If an Optionee resigns or is discharged or terminated on account of misconduct, his or her Option shall terminate and shall no longer be exercisable upon notice of such resignation, discharge or termination. An Optionee shall be considered to have been discharged or terminated for misconduct if he or she resigns, is discharged or is otherwise terminated on account of (a) conviction of a felony, (b) misappropriation of the assets of the Corporation or any Subsidiary or affiliate, (c) continued or repeated insobriety or illegal drug use, (d) continued or repeated absence from service during usual working hours of the Optionee's position for reasons other than Disability or sickness, (e) refusal to carry out the reasonable directions of the Board or the chief executive officer of the Corporation or of any other person designated by such chief executive officer, (f) the commission of an act of embezzlement, fraud, dishonesty or deliberate disregard of the rules of the Corporation which resulted in loss, damage or injury to the Corporation, (g) any unauthorized disclosure of any of the trade secrets or confidential information of the Corporation, (h) the engagement of any conduct which constitutes unfair competition with the Corporation or a breach of the duty of loyalty to the Corporation, (i) the inducement of any customer of the Corporation to break any contract with the Corporation, or (j) the inducement of any principal for whom the Corporation acts as agent to terminate such agency relationship. If Optionee resigns or is discharged or terminated on account of misconduct, neither the Optionee nor his/her estate shall be entitled to exercise any Option hereunder with respect to any Shares whatsoever after such resignation, discharge or termination, whether or not after such resignation, discharge or termination the Optionee may receive payment from the Corporation for vacation pay, for services rendered prior to resignation, discharge or termination, for services for the day on which resignation, discharge or termination occurs, for salary in lieu of notice, or for other benefits. Any determination made by the Administrator that the Optionee resigned or was discharged or terminated for misconduct shall be binding on the Optionee.


                                  EXHIBIT 10

           (v) Other Reasons. If an Optionee ceases to be an Employee for any reason other than those mentioned above in subsections (i), (ii),
        (iii) or (iv), the Optionee shall have the right, subject to the restrictions referred to in Section 7 (f) above, to exercise the Option at any time within thirty (30) days following such cessation, discharge or termination, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation, discharge or termination, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

An Optionee's employment with the Corporation shall not be considered as having been terminated while the Optionee is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Optionee's right to reemployment with the Corporation is guaranteed either by statute or by contract. Where the period of such leave exceeds ninety (90) days and where the Optionee's rights to reemployment is not guaranteed either by statute or by contract, the Optionee's employment will be deemed to have terminated on the ninety-first (91st) day of such leave.

        (h) Rights as a Shareholder. No one shall have rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cab, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except a provided in Section 10 hereof.

        (i) Modification Extension and Renewal of Options. Within the limitations of the Plan, the Administrator may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

        (j) Other Provisions. The Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Administrator shall deem advisable (including, without limitation, restrictions upon the exercise of the Option or subjecting the shares issued pursuant to the exercise of an Option to rights of repurchase by the Corporation).

        (k) Substitution of Option. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding common stock or assets of another corporation by any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute options under the Plan for options under the Plan of the acquired company provided (i) the excess of the aggregate Fair Market Value of the shares subject to an Option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such


                                  EXHIBIT 10
substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

        8. LIMITATION ON ANNUAL AWARDS

        The aggregate Fair Market Value (determined as of the time the Option is granted) of stock for which Incentive Stock Options exercisable for the first time by an Optionee may be granted during any calendar year (under all incentive stock options plans of the Corporation and its Subsidiaries) may not exceed $100,000, but the value of stock for which Incentive Stock Options may be granted to an Optionee in a given year may exceed $100,000. If the $100,000 limit is exceeded, only the portion of the Incentive Stock Option that exceeds that limit shall constitute a Nonstatutory Stock Option but this shall not cause the terms of the Option Agreement which created the Incentive Stock Option to cease to apply or be modified.

        9. TERM OF PLAN

        Options may be granted pursuant to the Plan until the expiration of the Plan on August 27, 2003.

        10. RECAPITALIZATIONS

        Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

        Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. If the Corporation is not the surviving corporation in any merger or consolidation, then any outstanding Options shall be fully vested and exercisable until five (5) days prior to such merger or consolidation (but shall terminate thereafter) unless provisions are made in connection with such transaction for the continuance of the Plan or the assumption or the substitution for outstanding Options of new options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. A dissolution or liquidation of the Corporation shall cause each outstanding Option to terminate.

        To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

        Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or

                                  EXHIBIT 10
by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

        The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        11. SECURITIES LAW REQUIREMENTS

        (a) Securities Act Requirements. No Option granted pursuant to this Plan shall be exercisable in whole or in part, and the Corporation shall not be obligated to sell any Shares subject to any such Option, if such exercise and sale would, in the opinion of counsel for the Corporation, violate the Securities Act of 1933 (or other Federal or State statutes having similar requirements) as it may be in effect at that time.

        As a condition to the issuance of any Shares upon exercise of an Option under this Plan, the Administrator may require the Optionee to furnish a written representation that he is acquiring the shares for investment and not with a view to distribution to the public. Such representations shall be required in cases where, in the opinion of the Administrator, they are necessary to enable the Corporation to comply with the provisions of the Securities Act of 1933, and any shareholder who gives such representation shall be released from it at such a time as the shares to which it applies are registered pursuant to the Securities Act of 1933.

        (b) Listing and Regulatory Requirements. Each Option shall be subject to the further requirements that, if at any time the Administrator shall determine in its discretion that the listing or qualification of the shares of stock subject to such Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of Shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator.

        (c) Section 16. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

        12. CHANGE IN CONTROL

        In the event any Change in Control of the Corporation should occur, then the exercise dates of all options granted pursuant to this Plan shall automatically accelerate and all options


                                  EXHIBIT 10
granted pursuant to this Plan shall become exercisable in full notwithstanding any other provision of this Plan or of any outstanding options grated hereunder.

        To the extent the Code would not permit the provisions of the foregoing paragraph to apply to any Incentive Stock Option granted under this Plan, then such Option, immediately upon the occurrence of the event described in the foregoing paragraph, shall be treated for all purposes of the Plan as a Nonstatutory Stock Option and shall be immediately exercisable as provided in the foregoing paragraph. Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such Option specified in Section 7(f) of this Plan.

        13. AMENDMENT OF THE PLAN

        The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's shareholders, no such revision or amendment shall:

           (a) Increase the number of Shares subject to the Plan;

           (b) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

           (c) Amend this Section 13 to defeat its purpose.

        l4. APPLICATION OF FUNDS

        The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

        15. APPROVAL OF SHAREHOLDERS

        The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of shareholders of the Corporation following the adoption of the Plan, and in no event later than August 27,1994. Prior to such approval, Options may be granted but shall not be exercisable, not even in the event of a Change in Control of the Corporation.


                                  EXHIBIT 10

        16. EXECUTION

        To record the adoption of the Plan by the Board on August 27, 1993, and the amendment of the Plan by the Board on April 14, 1994, the Corporation has caused its authorized officers to affix the corporate name and seal hereto.

                                          ALPHA MICROSYSTEMS, a California
                                          corporation

                                          By:     /s/DOUGLAS J. TULLIO
                                          Name:   Douglas J. Tullio
                                          Title:  President and Chief
                                                  Executive Officer

                                          By:     /s/JOHN F. GLADE
                                          Name:   John F. Glade
                                          Title:  Vice President, Engineering
                                                  & Mfg. and Secretary
[Seal]


                                  EXHIBIT 10
                                   Page 12